EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q (the "Report") of ARC Wireless Solutions, Inc. (the "Company") for the nine months ended September 30, 2005, each of the undersigned Randall P. Marx, the Chief Executive Officer of the Company, and Monty R. Lamirato, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds'knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 11, 2005                   /s/ Randall P. Marx
                                            -------------------
                                            Randall P. Marx
                                            Chief Executive Officer


Dated:  November 11, 2005                   /s/ Monty R. Lamirato
                                            ---------------------
                                            Monty R. Lamirato
                                            Chief Financial Officer











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